SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

August 16, 2007
(Date of Report - Date of Earliest Event Reported)

Unicorp, Inc.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

2-73389 (Commission File Number)	75-1764386 (IRS Employer Identification No.)

5075 Westheimer, Suite 975, Houston, TX 77056
(Address of principal executive offices, including zip code)

(713) 402-6700
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

The company announced results of operations for the six months ended June 30, 2007, and that revenue for the three month period ended June 30, 2007, was up over 300% over the three month period ended June 20, 2006. The company also provided a non-GAAP table representing its operating loss excluding non-cash charges and that it expects to be profitable from operations, excluding non-cash charges, for the six months remaining in 2007.

Item 9.01. Financial Statements and Exhibits.
(a)	Financial Statements of Business Acquired

Inapplicable.

(b)	Pro Forma Financial Information

Inapplicable.

(c)	Exhibits

Exhibit Number     Exhibit Description

99.1    Press Release dated August 16, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 21, 2007    UNICORP, INC.

By: /s/ Kevan Casey________________
Kevan Casey, Chief Executive Officer